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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): November 21, 2003
                                                       -----------------



Commission     Registrant, State of Incorporation,    I.R.S. Employer
File Number       Address and Telephone Number      Identification Number
------------   -----------------------------------  ---------------------

  1-7297        Nicor Inc.                               36-2855175
                (An Illinois Corporation)
                1844 Ferry Road
                Naperville, Illinois 60563-9600
                (630) 305-9500



  1-7296        Northern Illinois Gas Company            36-2863847
                (Doing business as Nicor Gas Company)
                (An Illinois Corporation)
                1844 Ferry Road
                Naperville, Illinois 60563-9600
                (630) 983-8888



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Item 5.   Other Events and Regulation FD Disclosure
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The following is filed as an exhibit to this report.

Exhibit
Number          Description
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99.1      Press release of Nicor Inc. issued November 21, 2003.


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Signature
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.




                                        Nicor Inc.


Date    November 21, 2003               /s/ KATHLEEN L. HALLORAN
      --------------------              ------------------------
                                        Kathleen L. Halloran
                                        Executive Vice President
                                        Finance and Administration



                                        Nicor Gas Company

Date    November 21, 2003               /s/ KATHLEEN L. HALLORAN
      --------------------              ------------------------
                                        Kathleen L. Halloran
                                        Executive Vice President
                                        Finance and Administration

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Exhibit Index
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  Exhibit
  Number                        Description of Document
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   99.1         Press release of Nicor Inc. issued November 21, 2003.